SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
   Filed by the Registrant |X| Filed by a Party other than the Registrant |_| Check the appropriate box:
   |X|Preliminary Proxy Statement
   |_|Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
   |_|Definitive Proxy Statement
   |_|Definitive Additional Materials
   |_|Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    Corgenix Medical Corporation
-------------------------------------------------------------------
          (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
   |X|No fee required.
   |_|Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
   (1)Title of each class of securities to which transaction applies:


   (2)Aggregate number of securities to which transaction applies:


   (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


   (4)Proposed maximum aggregate value of transaction:


   (5)Total fee paid:


   |_|Fee paid previously with preliminary materials.


   |_|Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

   (1)Amount Previously Paid:


   (2)Form, Schedule or Registration Statement No.:


   (3)Filing Party:


   (4)Date Filed:

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS+
                         OF CORGENIX MEDICAL CORPORATION
                           To be held December 4, 2001
                             --------------------


TO THE STOCKHOLDERS OF
CORGENIX MEDICAL CORPORATION:

Notice is hereby given that an annual meeting ("the Annual Meeting") of stockholders of Corgenix Medical Corporation ("Corgenix or the Company") will be held at our corporate offices located at 12061 Tejon Street, Westminster, Colorado, 80234, on Tuesday, December 4, 2001 at 9:00 a.m. Mountain Standard Time for the following purposes:

1.    The election of four directors;

2. To authorize the Board of Directors to effect a reverse stock split of one-for-five (the "Reverse Stock Split") of the Company's outstanding Common Stock, depending upon a determination by the Board of Directors that a Reverse Stock Split is in the best interests of the Company;

3. To ratify the appointment of KPMG LLP, as our independent public accountants for the fiscal year ending June 30, 2002.

4. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on October 20, 2001 as the record date for determination of the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

















                          CORGENIX MEDICAL CORPORATION
                               12061 Tejon Street
                              Westminster, CO 80234
                                 (303) 457-4345
                         -----------------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is being furnished to you as a holder of outstanding shares of Corgenix common stock, par value $.001 per share, in connection with the solicitation of proxies by the Board of Directors of Corgenix Medical Corporation, for use at the Annual Meeting of Stockholders to be held at our corporate offices located at 12061 Tejon Street, Westminster, Colorado, USA, 80234, on Tuesday, December 4, 2001 at 9:00 a.m. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

All Proxies which are properly completed, signed and returned to us prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. You may revoke a Proxy given to us at any time before it is voted either by filing with the Secretary of Corgenix at our executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person.

The close of business on October 20, 2001, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments of the Annual Meeting. As of the record date, we had outstanding 21,406,230 shares of common stock, par value $.001 per share, the only outstanding voting security of Corgenix. As of the record date, we had approximately 162 stockholders of record. A stockholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting.

Our principal executive offices are located at 12061 Tejon Street, Westminster, Colorado 80234. This Proxy Statement and the accompanying proxy will be mailed to our stockholders on or about November 14, 2001.

At the Annual Meeting, the stockholders will consider and vote upon proposals to
(i) elect four directors, (ii) authorize the Board of Directors to effect a Reverse Stock Split of one for five, (iii) ratify the appointment of KPMG LLP as our independent public accountants for the fiscal year ending June 30, 2002 and
(iv) such other proposals as may properly come before the Annual Meeting or any adjournment thereof.


By order of the Board of Directors

CORGENIX MEDICAL CORPORATION


S/ Douglass T. Simpson
----------------------
Douglass T. Simpson,
President
October 5, 2001

YOU MAY RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. CORGENIX HAS NOT AUTHORIZED ANYONE TO PROVIDE INFORMATION DIFFERENT FROM THAT CONTAINED IN THIS PROXY STATEMENT. THE DELIVERY OF THIS PROXY STATEMENT DOES NOT MEAN THAT INFORMATION CONTAINED IN THIS PROXY STATEMENT IS CORRECT AFTER THE DATE OF THIS PROXY STATEMENT. THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK IN ANY CIRCUMSTANCES UNDER WHICH THE OFFER OR SOLICITATION IS UNLAWFUL.

                                TABLE OF CONTENTS

                                                     PAGE
Questions and Answers..................................4
Proposals You May Vote On..............................8
General Information...................................10
PROPOSAL NO. 1:  Election of Directors................11
Board and Committees..................................13
Management of the Company.............................15
Executive Compensation................................18
Beneficial Ownership of Common Stock..................19
Common Stock Performance..............................21
Certain Relationships and Related Transactions........22
PROPOSAL NO. 2:  Reverse Stock Split..................23
PROPOSAL NO. 3:  Ratification of Independent
                 Public Accountants...................26

                              QUESTIONS AND ANSWERS

1.         Q:   What may I vote on?

           A:   You may vote on each of the following three proposals:

                (a) The election of nominees to serve on our Board of Directors;
                (b) The proposal to authorize the Board of Directors to effect a reverse stock split of one-for-five of the Company's outstanding Common Stock.
                (c) The ratification of the appointment of KPMG LLP to serve as our independent auditors for the fiscal year ending June 30, 2002.

2.         Q:   How does the Board recommend I vote on the proposals?

           A: The Board recommends a vote FOR each of the nominees; FOR the proposal to authorize the Board to effect a Reverse Stock Split; and FOR the ratification of the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending June 30, 2002.

3.         Q:   Who is entitled to vote?

           A: Shareholders as of the close of business on October 20, 2001 (the Record Date) are entitled to vote at the Annual Meeting.

4.         Q:   How do I vote?

           A: Sign and date the proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the three proposals. You have the right to revoke your proxy at any time before the meeting by:

                (a)  notifying our Corporate Secretary;
                (b)  voting in person; or
                (c)  returning a later-dated proxy card.

5.         Q:   How does discretionary authority apply?

           A: If you sign your proxy card, but do not make any selections, you give authority to Douglass T. Simpson, President, to vote on the proposals and any other matter that may arise at the meeting.

6.         Q:   Is my vote confidential?

           A: Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to Computershare Investor Services and handled in a manner that protects your voting privacy. Your vote will not be disclosed except:

                (a) as needed to permit Computershare Investor Services to tabulate and certify the vote;
                (b)  as required by law; or
                (c) in limited circumstances such as a proxy contest in opposition to the Board.

                Additionally, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

7.         Q:   What does it mean if I get more than one proxy card?

           A: If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Computershare Investor Services at (303) 235-5300.

8.         Q:   How many shares can vote?

           A: As of the Record Date, October 20, 2001, 21,406,230 shares of common stock were issued and outstanding. Every shareholder of common stock is entitled to one vote for each share held.

9.         Q:   What is a "quorum"?

           A: A "quorum" is a majority of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held, and a proposal must receive more than 50% of the shares voting to be adopted. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. However, abstentions are not counted in the tally of votes FOR or AGAINST a proposal. A WITHHELD vote is the same as an abstention.

10.        Q:   Who can attend the Annual Meeting?

           A: All shareholders that held shares of Corgenix on October 20, 2001 can attend.

11.        Q:   How will voting on any other business be conducted?

           A: Although we do not know of any business to be considered at the 2001 Annual Meeting other than the proposals described in this proxy statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to Douglass T. Simpson, President, to vote on such matters at his discretion.

12.        Q:   What percentage of stock do the directors and officers own?

           A: On October 20, 2001, approximately 14.2% of our common stock was owned by the directors and executive officers of Corgenix.

13.        Q:   Who are the largest principal shareholders?

           A: As of June 30, 2001, Corgenix believes that the following shareholders owned more than 5% of our issued and outstanding common stock:

                Dr. Luis R. Lopez, Chairman and Chief Executive Officer of Corgenix (12061 Tejon Street, Westminster, Colorado 80234) owned 2,186,762 shares or 10.7%;

                Dallas Marckx, (c/o Corgenix, 12061 Tejon Street, Westminster, Colorado 80234) owned 1,440,2000 shares or 7.1%.

                Raul Diez Canseco (c/o Corgenix, 12061 Tejon Street, Westminster, Colorado 80234) owned 1,125,221 shares or 5.5%;

                Jana Hartinger Mazzini (c/o Corgenix, 12061 Tejon Street, Westminster, Colorado 80234) owned 1,095,788 shares or 5.4%; and

                Leland P. Snyder (c/o Corgenix, 12061 Tejon Street, Westminster, Colorado 80234) owned 1,023,997 shares or 5.0%.


14.        Q:   Can  a  shareholder  nominate  someone  to  be  a  director  of
           Corgenix?

           A: As a shareholder, you may recommend any person as a nominee for director of Corgenix by writing to the Board of Directors, c/o Corgenix Corporation, 12061 Tejon Street, Westminster, Colorado 80234. )

                We must receive any recommendations by September 1, 2002 for the 2002 Annual Meeting and should include:

                o the name, residence and business address of the nominating shareholder;

                o a representation that the nominating shareholder is a record holder of Corgenix stock or holds Corgenix stock through a broker and the number and class of shares held;

                o a representation that the nominating shareholder intends to appear in person or by proxy at the meeting of the shareholders to nominate the individual(s) if the nominations are to be made at a shareholder meeting;

                o information regarding each nominee that would be required to be included in a proxy statement;

                o a description of any arrangement or understanding between and among the nominating shareholder and each and every nominee; and

                o the written consent of each nominee to serve as a director, if elected.



15.        Q:   Who is soliciting proxies?



           A. The enclosed proxy is being solicited by the Board of Directors of Corgenix on behalf of Corgenix. The cost of the solicitation shall be borne by Corgenix. In addition to solicitation by mail, the officers, directors and employees of Corgenix may solicit proxies in person or by telephone, electronic mail or facsimile transmission.




16.        Q:   How much did this proxy solicitation cost?

           A: The total cost is estimated to be $15,000, which includes estimated out-of-pocket expenses. We also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

                            PROPOSALS YOU MAY VOTE ON


Abstentions or votes withheld on any of the following proposals will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast.


1.    ELECTION OF DIRECTORS

      There are four nominees for election this year. Detailed information on each nominee is provided on pages 11 to 12. If any director is unable to stand for re-election, the Board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

      Your Board unanimously recommends a vote FOR each of these nominees for directors.


2.    AUTHORIZATION OF BOARD TO EFFECT A REVERSE STOCK SPLIT.

      The authorized capital stock of the Corporation is 40,000,000 shares of common stock, par value $.001 per share (the "Common Stock"), and 5,000,000 shares of preferred stock, $.001 par value ("the Preferred Stock"). Each five (5) shares of the Corporation's Common Stock issued as of the date of the Board of Director's final approval (the "Split Effective Date"), shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one (1) fully paid and nonassessable share of the Corporation's Common Stock; provided, however, that any fractional interest resulting from such change and classification shall be rounded upward to the nearest whole share.

      Your Board unanimously recommends a vote FOR the approval of the proposal to authorized the Board of Directors to effect a one-for-five Reverse Stock Split.


3.    RATIFICATION OF INDEPENDENT AUDITORS.

      The Audit Committee of the Board of Directors recommended and the board has selected, subject to ratification by a majority vote of the shareholders in person or by proxy at the annual meeting, the firm of KPMG LLP (the "Auditors") to continue as our independent public accountant for the current fiscal year ending June 30, 2002. The Auditors served as the principal independent public accounting firm utilized by us during the fiscal year ended June 30, 2001. We anticipate that a representative of the Auditors will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of the Auditors will be afforded an opportunity to make a statement if the Auditors so desire.

      Your Board unanimously recommends that stockholders vote FOR ratifying the appointment of KPMG LLP as our independent auditors.

                               GENERAL INFORMATION

Corgenix Medical Corporation, a Nevada corporation, is a diagnostic biotechnology company whose principal focus has been the discovery and development of diagnostic markers for the detection and management of important immunological disorders. Until May 22, 1998, our business was conducted by and under the name of REAADS Medical Products, Inc., a Delaware corporation ("REAADS"). On May 22, 1998, REAADS became a subsidiary of Corgenix, and its name was changed to Corgenix, Inc. when its wholly owned subsidiary merged with and into REAADS (the "Merger"). Corgenix was incorporated under the name Benjun Chemicals Inc. on April 22, 1994 as a wholly owned subsidiary of Superior Equities Limited (the "Predecessor"). The Predecessor was incorporated on April 9, 1985 under the laws of the Province of British Columbia, Canada.

Our principal offices are located at 12061 Tejon Street, Westminster, Colorado 80234, and our telephone number is (303) 457-4345.

                              AVAILABLE INFORMATION

We file reports, proxy materials and other information with the Securities and Exchange Commission (the "Commission"). These reports, proxy materials and other information concerning Corgenix can be inspected and copied at the Public Reference Section maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; The Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and at Seven World Trade Center, Suite 1300, New York, New York 10048. Copies can be obtained by mail from the Commission at prescribed rates from the Public Reference Section of the Commission at its principal office in Washington D.C. The Commission also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants (including Corgenix) that file electronically with the Commission.

                                   PROPOSAL 1
                       ELECTION OF THE BOARD OF DIRECTORS

Introduction

Four individuals have been nominated to be elected at the Annual Meeting to serve as directors until the next Annual Meeting of the shareholders and until their successors have been elected and qualified. Information about each nominee is given below.

Nominees

LUIS R. LOPEZ, M.D.
Age:  53
Director since 1998

Dr. Lopez has served as the Chief Executive Officer and Chairman of the Board of Directors of Corgenix since May 1998 and of Corgenix's operating subsidiary since it was founded in July 1990. From 1987 to 1990, Dr. Lopez was Vice President of Clinical Affairs at BioStar Medical Products, Inc., a Boulder, Colorado diagnostic firm. From 1986 to 1987 he served as Research Associate with the Rheumatology Division of the University of Colorado Health Sciences Center, Denver, Colorado. From 1980 to 1986 he was Professor of Immunology at Cayetano Heredia University School of Medicine in Lima, Peru, during which time he also maintained a medical practice with the Allergy and Clinical Immunology group at Clinica Ricardo Palma in Lima. From 1978 to 1980 Dr. Lopez held a fellowship in Clinical Immunology at the University of Colorado Health Sciences Center. He received his M.D. degree in 1974 from Cayetano Heredia University School of Medicine in Lima, Peru. He is a clinical member of the American College of Rheumatology, and a corresponding member of the American Academy of Allergy, Asthma and Immunology. Dr. Lopez is licensed to practice medicine in Colorado, and is widely published in the areas of immunology and autoimmune disease.

DOUGLASS T. SIMPSON
Age:  53
Director since 1998

Mr. Simpson has been the President of Corgenix since May 1998 and was elected a director in May 1998. Mr. Simpson joined Corgenix's operating subsidiary as Vice President of Business Development in 1992, was promoted to Vice President, General Manager in 1995, to Executive Vice President in 1996 and then to President in February 1998. Prior to joining Corgenix's operating subsidiary, he was a Managing Partner at Venture Marketing Group in Austin, Texas, a health care and biotechnology marketing firm, and in that capacity, served as a consultant to REAADS from 1990 until 1992. From 1984 to 1990 Mr. Simpson was employed by Kallestad Diagnostics, Inc. (now part of BioRad Laboratories, Inc.), one of the largest diagnostic companies in the world, where he served as Vice President of Marketing, in charge of all marketing and business development. Mr. Simpson holds B.S. and M.S. degrees in Biology and Chemistry from Lamar University in Beaumont, Texas.

JACK W. PAYNE
Age:  71
Director since March 2001

Mr. Payne was appointed as a director of Corgenix in March 2001. Mr. Payne is currently and has since 1992 been a co-founder, Executive Vice President and a member of the Board of Directors of Sequin Medical Corporation, a privately held, Denver-based medical device manufacturer with manufacturing facilities in Nebraska. From 1989-1992 Mr. Payne was founder, President and Chairman of the Board of Designer Labels, Inc., a privately held supplier of personalized paper products. During the 1990's, Mr. Payne served on three
publicly  held  corporate   boards--Luther  Medical,  Inc.,  a  manufacturer  of
medical   devices   (1989-1997);    First   Fidelity   Acceptance   Corporation
(1992-1997), and Marquest Medical, Inc., a manufacturer of medical devices (1993-1998). Mr. Payne began his career with Parke Davis, and proceeded to work for Johnson & Johnson and Baxter International, the latter for 20 years, serving as its Vice President-Canadian operations. Mr. Payne was also a group Vice President with the R.P. Scherer Company, a pharmaceutical, device and consumer products company, where he had worldwide responsibilities for twelve operating companies with sales in excess of $125 million. Subsequent to his service with the R.P. Scherer Company, Mr. Payne became the chief U.S. executive for Terumo Corporation, a Japanese Medical device, lab diagnostic, and pharmaceutical manufacturer. He received a B.S. in Microbiology and Chemistry from De Pauw University and completed the executive management program at the Colgate Darden School at the University of Virginia.

WENDELL J. GARDNER
Age 68
Director since--New Nominee

Mr. Gardner is currently and has since 1996 been a founding member and on the Board of Directors of Foothills Bank in Wheat Ridge, Colorado. From 1968 to 1998 Mr. Gardner served in various capacities for COBE Laboratories, Inc. (Gambro AB) in Lakewood, Colorado, serving as their Chief Financial Officer, Vice President for European Operations, President of COBE Cardiovascular and most recently from 1994 to 1998 as their Corporate Senior Vice President (transition to retirement). Mr. Gardener has served on numerous Boards of Directors, including Thoratec Laboratories, Inc. (1992-1997); Colorado National Bank Arvada (1983-1993) and Colorado National Bank Lakewood (1990-1993). Mr. Gardner was the Chairman of the Jefferson Economic Council Board of Directors from 1987-1995 and the founding member, president and a member of the board of directors of the Colorado Medical Device Association from 1994-1998 and the Commissioner of the Colorado Advanced Technology Institute (CATI) from 1994-1998. Mr. Gardner is a Certified Public Accountant in the State of Colorado. He received his BS degree in Accounting and Finance from Kansas State University in 1961 and completed the Stanford Graduate School of Business Executive Program in General Management in 1975.


                        Votes Required to Elect Directors

The affirmative vote of a majority of the shares of common stock represented and voting at the meeting assuming a quorum is present is needed to elect a director. Abstentions and votes withheld as to a director will have the same effect as voting against the director.

                              BOARD AND COMMITTEES

Structure and Operation of the Board: You should know the following information about the structure of the board and its operations:

        o Each director serves for a term of one year or until the director's successor is duly elected, appointed or seated.

        o The Board currently consists of one outside director (the "Outside Director"), the Chief Executive Officer and the President (the Chief Operating Officer). At the 2001 Annual Meeting, shareholders are considering the election of four directors, after which the Board will consist of two Outside Directors.

        o None of the directors has a consulting arrangement with Corgenix.

        o The Board usually meets as required, both in scheduled meetings and conference telephone calls, and in Corgenix's 2001 fiscal year, the Board met and/or took action by unanimous consent on 23 occasions. No board member, other than Mr. Payne who was not appointed as a Director until March 2001, attended fewer than 75% of the meetings of the Board or a committee in the last fiscal year.

Structure and Operation of the Committees: The full Board considers all major decisions of Corgenix. However, the Board has established the following two standing committees, both of which are chaired by the Outside Director. You should know the following information about the operations of the two Committees of the Board of Directors:

        o The Audit Committee currently consists of the Outside Director, Mr. Jack W. Payne, and its functions include:

        o         making   recommendations   to  the  Board   regarding  the
                  selection  of independent auditors,

        o reviewing the results and scope of the audit and other services provided by Corgenix's independent auditors, and

        o reviewing and evaluating Corgenix's audit and control functions.

        No audit committee meetings were held during the last fiscal year.

        o The Compensation Committee currently consists of the Outside Director, Mr. Jack W. Payne, and its functions include:

        o reviewing and recommending for Board approval compensation for executive officers, and

        o making policy decisions concerning salaries and incentive compensation for employees and consultants of Corgenix.

            Two compensation committee meetings were held during the last fiscal year.




Audit Committee Report

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Because the Company's Common Stock is traded on the Over the Counter Bulletin Board, the Company is not subject to the listing requirements of any securities exchange or Nasdaq regarding the membership of the Company's Audit Committee. However, the member of the audit committee is independent as defined in Rule 4200 (a) (15) for the listing standards of the Nasdaq Stock Market. The Audit Committee does not have a written charter.

In discharging its responsibility for oversight of the audit process, the Audit Committee obtained from the independent auditors, KPMG LLP, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors' independence consistent with the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that might impact the auditors' objectivity and independence and satisfied itself as to the auditors' independence.

The Audit Committee of the Board of Directors of the Company reported the following:

(1) The Audit Committee has reviewed the audited financial statements as of and for the fiscal year ended June 30, 2001, with management and the independent auditors. Management has the responsibility for preparation of the Company's financial statements and the independent auditors have the responsibility for auditing those statements.

(2) The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented.

(3) The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent account and the independent accountant's independence; and

(4) Based on the review and discussion referred to in paragraphs (a)(1) through (a)(3) of this item, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB (17 CFR 249.310b) for the fiscal year ended June 30, 2001.

/S/ Jack W. Payne
Jack W. Payne,
Director and sole member of Audit Committee


Compensation Committee Interlocks and Insider Participation

The Compensation Committee of Corgenix is currently composed of the Outside Director. No interlocking relationship exists between any member of Corgenix's Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Board Compensation Committee Report on Executive Compensation

The Company's executive compensation program is administered by the Compensation Committee of the Board. Formerly, Mr. Brian Johnson and currently, Mr. Jack Payne, the Committee's only members for the fiscal year ended June 30, 2001, are non-employee directors. The Committee recommends the compensation of all executive officers of the Company to the Board, including the compensation of the executive officers named in the Summary Compensation Table. In reviewing the compensation of individual executive officers, the Committee takes under consideration the recommendations of management, published compensation surveys and current market conditions.

Compensation Programs. The Company's compensation programs are aimed at enabling it to attract and retain the best possible executive talent and rewarding those executives commensurate with their ability and performance. The Company's compensation programs consist primarily of base salary, bonus plan, automobile allowance and stock option plan.

Base Salary. Base salaries for executive officers are determined in the same manner as that of other salaried employees. Salary guidelines are established by comparing the responsibilities of the individual's position in relation to similar positions in other medical related companies. Individual salaries were determined this year by considering respective levels of responsibility, position and regional comparables, etc.

Bonus Plan. Bonuses for executive officers are determined based on achievement of pre-established goals related to corporate sales and earnings in addition to specific goals related to the executive's respective areas of responsibility.

Incentive Stock Option Plan. The Incentive Stock Plan is intended to encourage ownership of shares of the Company by Employees, Directors and Consultants of the Company, thereby providing additional incentives for such Employees, Directors and Consultants to promote the success of the business. Options granted to executive officers hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, and Shares may be sold or granted at the discretion of the Board and as reflected in the terms of a written stock option agreement.


Director Compensation: The Outside Director, Mr. Jack W. Payne, currently receives an annual stock grant for service on the Board. Mr. Payne may be reimbursed for certain expenses in connection with attendance at Board and committee meetings. For fiscal year 2001, the Outside Directors, formerly Mr. Johnson and currently Mr. Payne, received 20,000 shares and options to purchase 20,000 shares, respectively, (Mr. Brian Johnson for service ending March 19, 2001 and Mr. Payne for service beginning March 19, 2001). Mr. Payne, the Outside Director, also received $500 for each meeting in which he attended in person. No compensation was paid to non-outside directors.

Technical and Scientific Advisors: Corgenix periodically draws on the expertise of several advisors and consultants in fields related to its technology and markets. Corgenix has a Scientific Advisory Council currently consisting of Dr. Luis Lopez and Dr. Douglas Triplett. These members are available to Corgenix as needed on an individual basis to provide advice with respect to clinical medicine and other matters requiring scientific and clinical expertise. Non-employee members of the Scientific Advisory Council are compensated for participation on this board.


                                   MANAGEMENT

Directors and Executive Officers

The following table sets forth certain information with respect to the directors and executive officers of Corgenix as of June 30, 2001:




------------------------------------------------------------------

Name               Age      Position               Director/Officer

                                                        Since
------------------------------------------------------------------
------------------------------------------------------------------

Luis  R.   Lopez,   53     Chief Executive               1998
M.D. (1)                   Officer and
                           Chairman
------------------------------------------------------------------
------------------------------------------------------------------

Douglass T.         53     President, Chief              1998
Simpson (1)                Operating Officer
------------------------------------------------------------------
------------------------------------------------------------------

W. George           70     Vice President,               1996
Fleming, Ph.D.             International
(1)                        Operations
------------------------------------------------------------------
------------------------------------------------------------------

Ann L.              48     Vice President,               1996
Steinbarger (1)            Sales and Marketing
------------------------------------------------------------------
------------------------------------------------------------------

Taryn G.            42     Vice President,               1998
Reynolds (1)               Technology
------------------------------------------------------------------
------------------------------------------------------------------

Catherine A.        36     Vice President,               1999
Fink, Ph.D. (1)            General Manager
------------------------------------------------------------------
------------------------------------------------------------------
William H.          55     Vice President,               2000
Critchfield (1)            Chief Financial
                           Officer

------------------------------------------------------------------
------------------------------------------------------------------
Jack W. Payne       71     Director                      2001

Douglas A.          56     Member, Scientific            1991
Triplett, M.D.             Advisory Council
------------------------------------------------------------------
------------------------------------------------------------------

------------------------------------------------------------------

(1)   Executive Officer

Luis R. Lopez, M.D. Dr. Lopez' biographical information is on page 11 of this proxy statement.

Douglass T. Simpson. Mr. Simpson's biographical information is on page 11 of this proxy statement.

W.  George  Fleming,   Ph.D.,  has  been  the  Vice  President,   International
Operations,   of  Corgenix  since  May  1998.  Dr.  Fleming  joined  Corgenix's operating subsidiary as Director of European Operations in 1992, after serving as a consultant in international distribution to Corgenix from 1990 to 1992. He was promoted to Managing Director, European Operations, and in 1996 to Vice President, International. Prior to joining Corgenix's operating subsidiary, Dr. Fleming was a director of Unilever's Medical Products Group in the UK, a(pound)41 million health care company. He joined Oxoid, a subsi-diary of Brooke Bond in 1968, serving in a number of management positions leading to his appointment as Director of Marketing in 1976, managing their growth up to (pound)31 million in 1985, when it was acquired by Unilever. Dr. Fleming received a B.Sc. degree from Queens University, Belfast, Northern Ireland, and a Ph.D. in Business Administration from Fairfax University, Baton Rouge,Louisiana.

Ann L. Steinbarger has been the Vice President, Sales and Marketing, of Corgenix since May 1998. Ms. Steinbarger joined Corgenix's operating subsidiary in January 1996 as Vice President, Sales and Marketing with responsibility for its worldwide marketing and distribution strategies. Prior to joining Corgenix, Ms. Steinbarger was with Boehringer Mannheim Corporation, Indianapolis, Indiana, a $200 million IVD company. At Boehringer from 1976 to 1996, she served in a series of increasingly important sales management positions. Ms. Steinbarger holds a B.S. degree in Microbiology from Purdue University in West Lafayette, Indiana.

Taryn G. Reynolds has been a Vice President of Corgenix since May 1998. Mr. Reynolds joined Corgenix's operating subsidiary in 1992, serving first as Director of Administration, then as Managing Director, U.S. Operations. He has served as Vice President, Operations and in 1999, became Vice President, Technology. Prior to joining Corgenix, Mr. Reynolds held executive positions at Brinker International, MJAR Corporation and M&S Incorporated, all Colorado-based property, operational and financial management firms.

Catherine A. Fink, Ph.D., was elected Vice President, General Manager of the Company on October 7, 1999. She had been Corgenix's Executive Scientific Director since May 1998. Dr. Fink joined Corgenix's operating subsidiary in 1996 as Director of Research and Development with responsibility for product development, and in 1997 was promoted to Executive Scientific Director with additional responsibilities for Quality Control. She chairs Corgenix's technical committee. Prior to joining Corgenix, Dr. Fink was with DDx, Inc., a Denver, Colorado based privately-held biotechnology firm from 1994 until 1996, and from 1993 to 1994 was Product Development Manager at Trinity Biotech plc., an Irish biotechnology company which develops and manufactures rapid saliva and blood based diagnostic tests. From 1990 to 1993, she was with Biosyn Ltd. (Belfast), a manufacturer of diagnostic tests for medical and veterinary applications. Dr. Fink received a B.Sc. (with Honors) from University College Dublin, and a Ph.D. in immunology from the National University at Ireland.

William H. Critchfield, has been Vice President and Chief Financial Officer of the Company since December 2000. Prior to joining Corgenix, Mr. Critchfield was Executive Vice President and Chief Financial Officer of U.S. Medical, Inc., a Denver, Colorado based privately held distributor of new and used capital medical equipment. From May of 1994 through July of 1999, he served as President and Chief Financial Officer of W.L.C. Enterprises, Inc., a retail business holding company. From November 1991 to May 1994, Mr. Critchfield served as Executive Vice President and Chief Financial Officer of Air Methods Corporation, a publicly traded company which is the leading U.S. company in the air medical transportation industry and was the successor company to Cell Technology, Inc., a publicly traded biotechnology company, where he served in a similar capacity from 1987-1991. From 1986 through September 1987 he served as Vice President of Finance and Administration for Biostar Medical Products, Inc., a developer and manufacturer of diagnostic immunoassays. In the past, Mr. Critchfield also served as Vice President of Finance for Nuclear Pharmacy, Inc., (now Syncor, Inc.) a publicly traded company and the world's largest chain of centralized radiopharmacies. Mr. Critchfield is a certified public accountant in Colorado. He graduated magna cum laude from California State University at Northridge with a Bachelor of Science degree in Business Administration and Accounting.

Jack W. Payne, Mr. Payne's biographical information is on page 12 of this proxy statement.

Douglas A. Triplett, M.D., has been an advisor to Corgenix's operating subsidiary with respect to research and development activities since 1991.
He is Vice  President  and  Director  of  Medical  Education  and  Director  of
Hematology for Ball Memorial Hospital in Muncie, Indiana. Since 1980 he has also been a Professor of Pathology, and since 1981 Assistant Dean, of Indiana University School of Medicine. He previously served as the Director of the Hematopathology Program at Ball Memorial Hospital, Associate Professor of Pathology at Indiana University School of Medicine and Chief of Pathology at the Raymond W. Bliss Army Hospital. A graduate of Indiana University School of Medicine, Dr. Triplett is Chairman of the Coagulation Resource Committee of the College of American Pathologists and Co-Chairman of the Scientific Subcommittee of the International Committee on Thrombosis and Hemostasis:
Lupus Anticoagulants. He is certified by the American Board of Pathology in Anatomic and Clinical Pathology, Hematology and Transfusion Medicine. Dr. Triplett received the 1989 Medal of the American Society of Clinical Pathologists.

                             EXECUTIVE COMPENSATION

Compensation

The following table shows how much compensation was paid by Corgenix's operating subsidiary for the last three fiscal years to Corgenix's Chief Executive Officer and each other executive officer whose total annual salary and bonus exceeded $100,000 for services rendered to the subsidiary during such fiscal years (collectively, the "Named Executive Officers").

                              Summary Compensation Table
                                  Annual
                                  Cash         Long-Term
                               Compensation  Compensation
                               -----------------------
                                              Options
  Name and Principal   Fiscal  Salary         (# of
       Position         Year   and Bonus*     Shares)
 -----------------------------------------------------
 Dr. Luis R. Lopez ..   2001   $160,000       12,000
 Chairman, Chief        2000   $160,000       11,400
 Executive Officer      1999   $169,000         -

 Douglass T Simpson .   2001   $140,000      172,000
 President, Chief       2000   $140,000        9,400
 Operating Officer      1999   $149,000         -

 Ann L. Steinbarger .   2001   $107,292      137,000
 Vice President,        2000   $100,000       10,400
 Sales and Marketing    1999   $109,000         -


* No bonuses were paid to any officer for each of the three years reported.

Long-Term Incentive Compensation

On October 27, 1999, the Board approved an incentive stock plan (the "1999 Incentive Stock Plan") which was subsequently approved by the stockholders of the Company on January 26, 2000. This plan is intended to encourage ownership of shares of the Company by employees, directors and consultants to promote the success of the business. No stock options were issued prior to the fiscal year ended June 30, 2000. During the fiscal year ended June 30, 2001, stock options for 705,000 shares of Common Stock were granted.

During the fiscal year ended June 30, 2001, the Company granted stock options to the Named Executive Officers as reflected in the summary compensation table shown above. At June 30, 2001, none of the options were exercisable.

On December 17, 1998, the Board approved a stock compensation plan (the "Stock Compensation Plan") effective January 1, 1999 pursuant to which executive officers and certain consultants may elect to receive a portion of their salary in Corgenix common stock. This plan is intended to further the growth and advance the best interests of Corgenix by supporting and increasing the Company's ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons in the development and success of the Company. The Plan provides for stock compensation through the award of the Company's Common Stock, as a bonus or, at the Participant's election, in lieu of cash compensation for services rendered. To date, all compensation has been in lieu of cash compensation for services rendered. During the fiscal year ended June 30, 2001, there was no issuance of stock under the Stock Compensation Plan.

Employment and Consulting Agreements

Corgenix has entered into employment agreements with the following officers as of the respective dates and for the minimum annual salaries as noted opposite each of their names:

o     Luis R. Lopez, M.D. - $160,000, dated April 1, 2001
o     Douglass T. Simpson - $140,000, dated April 1, 2001,
o     William H. Critchfield--$125,000, dated March 1, 2001
o     Ann L. Steinbarger -  $125,000, dated April 1, 2001
o     Taryn G. Reynolds - $100,000, dated April 1, 2001
o     Catherine A. Fink, Ph.D. - $100,000, dated April 1, 2001

Each of the above employment agreements is for a term of three years, provides for severance payments equal to twelve month's salary and benefits if the employment of the officer is terminated without cause (as defined in the respective agreements), and an automobile expense reimbursement of $500 per month.

Corgenix has also executed a consulting contract with Wm. George Fleming, Ph.D., Corgenix's Vice President, International Operations for a minimum annual fee of $60,000.


                              BENEFICIAL OWNERSHIP
                            OF CORGENIX MEDICAL STOCK

The following table sets forth as of June 30, 2001, certain information regarding the ownership of Corgenix's common stock by (i) each person known by Corgenix to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each of Corgenix's directors, (iii) each named executive and
(iv) all of Corgenix's executive officers and directors as a group. Unless otherwise indicated, the address of each person shown is c/o Corgenix, 12061 Tejon Street, Westminster, CO 80234. References to options to purchase common stock are either currently exercisable or will be exercisable within 60 days of June 30, 2001. Other than Dr. Lopez, no other director or executive officer beneficially owned more than 5% of the common stock, and directors and executive officers as a group beneficially owned 14.2% of the common stock.
----------------------------------------------------------

                                    Shares Beneficially
                                           Owned
--------------------------------   -----------------------
--------------------------------   -----------------------

Name of Beneficial Owner            Number       Percent
--------------------------------   ----------    ---------
--------------------------------   ----------    ----------

Dr. Luis R. Lopez(1).........      2,161,762       10.7%

Dallas Marckx................      1,440,000        7.1%

Raul Diez Canseco............      1,125,221        5.5%

Jana Hartinger Mazzini.......      1,095,778        5.4%

Leland P. Snyder ............      1,023,997        5.0%

Jack W. Payne(1) ............        20,000          *

Douglass T. Simpson (1)......       299,838         1.5%

Ann L. Steinbarger(1)........       116,576          *

All current directors and         2,958,368        17.0%
current executive officers as
a group (7 persons) (1)
-----------------------------------------------------------


* Less than 1% (1) Current director or officer.

                            COMMON STOCK PERFORMANCE

The common stock of Corgenix is reported on the NASD Stock Market's OTC Bulletin Board (R) under the symbol "COGX." The common stock began active trading in June 1998.

The following table sets forth the high and low quarterly trade prices for our common stock for the periods indicated as reported by OTCBB. No dividends have been declared or paid on Corgenix's common stock during such periods. Corgenix does not intend to declare or pay cash dividends on its common stock in the foreseeable future, but rather to retain any earnings to finance the growth of its business. Any future determination to pay dividends will be at the discretion of the Board of Directors and will depend on results of operations, financial condition, contractual and legal restrictions and other factors the Board of Directors deems relevant. The stock price performance shown below is not necessarily indicative of future price performance:

      Stock   Price Dates                 Stock Price Ranges

                                          High             Low

    Quarter Ended:
          September 30, 2001              $.30             $.21


    Fiscal Year 2000
    Quarter Ended:
          September 30, 2000              $.31             $.16
          December 31, 2000               $.25             $.09
          March 31,  2001                 $.16             $.13
          June 30,  2001                  $.35             $.13

    Fiscal Year 1999:
    Quarter Ended:
         September 30, 1999               $.28             $.13
         December 31, 1999                $.25             $.09
         March 31, 2000                   $.72             $.19
         June 30, 2000                    $.50             $.22

                            CERTAIN RELATIONSHIPS AND
                              RELATED TRANSACTIONS

During fiscal 2001 there has not been any transaction, or series of similar transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any director or executive officer of the company, nominee for election as a director, any five percent security holder or any member of the immediate family of any of the foregoing persons had, or will have, a direct or indirect material interest.



COMPLIANCE WITH SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, as well as persons beneficially owning more than 10% of the Company's outstanding Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") within specified time periods. Such officers, directors and shareholders are also required to furnish the Company with copies of all
Section 16 (a) forms they file.

Based solely on its review of such forms received by it, or written representations from certain reporting persons, the Company believes that all
Section 16 (a) filing requirements applicable to its officers, directors and 10% shareholders were complied with during the fiscal year ended June 30, 2001.

                                   PROPOSAL 2

                       APPROVAL FOR THE BOARD OF DIRECTORS
                         TO EFFECT A REVERSE STOCK SPLIT


The Company's Board of Directors has unanimously approved and determined to submit to the Company's shareholders a proposal to effect a reverse stock split (the "Reverse Split") of one share of the Company's Common Stock for every 5 shares of Common Stock that are currently issued and outstanding. The Board of Directors has unanimously approved and recommends a vote FOR Proposal Two.

If the Shareholders approve Proposal Two, the Company's Board of Directors will have authority, in its discretion, to effect the Reverse Split.

If the Shareholders approve Proposal Two, the Reverse Split will become effective upon the final approval by the Board of Directors. If Proposal Two is not approved by the shareholders, the Reverse Split will not be able to be effected by the Company's Board of Directors.

The proposed Reverse Split will not affect any shareholder's proportionate equity interest in the Company or the rights, preferences, privileges or priorities of any shareholder, other than an adjustment that may occur due to the rounding up of fractional shares. Likewise, the Reverse Split will not affect the total shareholders' equity of the Company or any components of shareholders' equity as reflected on the financial statements of the Company except (i) to change the number of the issued and outstanding shares of capital stock and (ii) for an adjustment which will occur due to the costs incurred by the Company in connection with this Proxy Statement and the implementation of Proposal Two as approved by the shareholders. However, because the number of shares of capital stock that the Company is authorized to issue will not be decreased in proportion to the one for every 5 share decrease in the number of issued shares, the number of shares which are authorized but unissued, and the percentage of ownership of such shares if they are issued in the future in the discretion of the Board of Directors, effectively will be increased.

The following table illustrates the principal effects on the Company's capital stock of the Reverse Split, assuming a one-for-five reverse split:

NUMBER OF SHARES OF CAPITAL STOCK

                                    PRIOR TO REVERSE         AFTER REVERSE
                                         SPLIT                   SPLIT

COMMON
Authorized                            40,000,000               40,000,000
Issued and outstanding (10/02/01)     21,406,230                4,261,246
Available for future issuance         18,693,770               35,738,754

PREFERRED
Authorized                             5,000,000                5,000,000
Issued and outstanding                    0                         0

NO EXCHANGE OF SHARES; NO FRACTIONAL SHARES

Pursuant to the proposed Reverse Split, every 5 shares of issued and outstanding Common Stock would be converted and reclassified into one share of post-split Common Stock, and any fractional interests resulting from such reclassification would be rounded upward to the nearest whole share. For example, a holder of 100 shares prior to the Split Effective Date would be the holder of 20 shares at the Split Effective Date. The proposed Reverse Split would become effective upon the Split Effective Date. Shareholders will be notified after the Split Effective Date that the Reverse Split has been effected.

Shareholders will not receive certificates for shares of post-split Common Stock. Accordingly, shareholders should not forward their certificates to the Company or its transfer agent. Beginning on the Split Effective Date, each certificate representing shares of the Company's pre-split Common Stock will be deemed for all corporate purposes to evidence ownership of the appropriate number of shares of post-split Common Stock.


Shareholders have no right under Nevada law to dissent from the Reverse Split or to dissent from the rounding up of fractional interests resulting from the Reverse Split.

PURPOSES OF THE REVERSE SPLIT

The Board of Directors believes that the current price per share of the Company's Common Stock may reduce the effective marketability of the Common Stock because of the reluctance of certain brokerage firms to recommend the purchase of lower-priced stocks to their clients. Certain institutional investors have internal policies preventing the purchase of lower-priced stocks and many brokerage houses do not permit lower-priced stocks to be used as collateral for margin accounts. Further, a number of brokerage houses have policies and practices that tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that function to make the handling of lower-priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions tends to have an adverse impact upon holders of lower-priced stocks because the brokerage commission on a sale of lower-priced stocks generally represents a higher percentage of the sale price than the commission on a relatively higher-priced stock.

The Board of Directors believes that the historically low per share market price of the Company's Common Stock impairs the marketability of the Common Stock to institutional investors and members of the investing public and creates a negative impression with respect to the Company. Many investors and market makers look upon lower priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. The foregoing factors adversely affect both the pricing and the liquidity of the Common Stock. Thus, the potential increase in trading price is expected to be attractive to the financial community and the investing public and in the best interests of the shareholders.

The Board of Directors is hopeful that the decrease in the number of shares of Common Stock outstanding as a consequence of the proposed Reverse Split and the resulting anticipated increased price-level, will stimulate additional interest in the Company's Common Stock and possibly promote greater liquidity for the Company's shareholders. There can be no assurance, however, that there will be any greater liquidity, and it is possible that the liquidity could even be adversely affected by the reduced number of shares of Common Stock that would be outstanding after the proposed Reverse Split is effected.

Similarly, the Board of Directors is hopeful that such an increase in the per share price of the Company's Stock will improve the Company's future prospects for seeking the listing of the Common Stock on the American Stock Exchange ("AMEX") or the Nasdaq Small Cap Market ("NASDAQ"). In order to qualify for initial listing on AMEX the Company's Common Stock must have a minimum bid price of $3 per share and to qualify for initial listing on NASDAQ, the price must be $4 per share. Currently, the Company does not meet the requirements for listing on AMEX or NASDAQ and there can be no assurance that, even after effecting the Reverse Split, the Company will ever meet such listing requirements.

If the Reverse Split becomes effective, management expects the quoted market price of the Company's Common Stock to increase as a result of decreasing the number of shares outstanding without altering the aggregate economic interest in the Company represented by such shares. The Board believes that the increased market price may serve to mitigate the present reluctance, policies and practices on the part of brokerage firms referred to above and diminish the adverse impact of trading commissions on the potential market for the Company's shares of Common Stock. There can be no assurance, however, that the Reverse Split will achieve these desired results, that any such increase would be in proportion to the one-for-five Reverse Split Ratio or that the per share price level of the Common Stock immediately after the proposed Reverse Split can be maintained for any period of time.

The Reverse Split may result in some shareholders owning "odd lots" of less than 100 shares. The costs, including brokerage commissions, of transactions in odd lots are generally higher than the costs in transactions in "round lots" of even multiples of 100.

Another result of the effective increase in the number of shares of Common Stock which are authorized but unissued, and in the percentage of ownership of the Company represented by such shares if they are issued in the future in the discretion of the Board of Directors of the Company, is for the Company to have additional shares of Common Stock authorized and available for issuance as the need arises for possible future financing transactions, stock acquisitions, asset purchases, stock dividends or splits, issuances under any stock option plan that may be adopted in the future, and other general corporate purposes. If proposal Two is approved, shareholders will have no preemptive rights with respect to the additional authorized shares of Common Stock. Such shares of Common Stock may be issued on such terms, at such times and on such conditions as the Board may determine in its discretion.

The Board of Directors is not aware of any present efforts by any person to accumulate the Company's capital stock or to obtain control of the Company through a tender offer, merger or other business combination, proxy contest or otherwise. The Board has not formulated any program, nor entered into any agreement or understanding, and has no current intention, to issue any unissued and unreserved shares of Common Stock for the purpose of impeding or preventing any proposed takeover.

EFFECTS  OF  FAILURE  TO  OBTAIN  SHAREHOLDER  APPROVAL  OF THE  REVERSE  SPLIT
PROPOSAL

In the event shareholder approval is not obtained for the Reverse Split, the Company will find it considerably more difficult to complete acquisitions of potential Companies, divisions or subsidiaries of companies or related product lines in exchange for the Company's Common Stock, in lieu of cash or debt financing on terms acceptable to the Company. Thus, the Company will find it more difficult and potentially more expensive to continue its efforts to locate a suitable acquisition or merger candidate or obtain alternative sources of financing to fund the Company's future working capital needs. If the Company is unable to locate a suitable acquisition or merger candidate or otherwise obtain financing on terms acceptable to the Company, the Company's business, financial condition, results of operations and prospects may be materially adversely affected.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The Company has not sought and will not seek a ruling from the Internal Revenue Service or an opinion of counsel regarding the federal income tax consequences of the Reverse Split. A summary of the federal income tax consequences of the Reverse Split as contemplated in Proposal Two is set forth below. The discussion is based on the present federal income tax law. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the proposed Reverse Split. Income tax consequences to shareholders may vary from the federal tax consequences described generally below. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE CONTEMPLATED REVERSE SPLIT UNDER APPLICABLE FEDERAL, STATE AND LOCAL INCOME TAX LAWS.

The proposed Reverse Split constitutes a "recapitalization" to the Company and its shareholders to the extent that issued shares of Common Stock are exchanged for a reduced number of shares of Common Stock. Therefore, neither the Company nor its shareholders will recognize any gain or loss for federal income tax purposes as a result thereof.

The shares of Common Stock to be issued to each shareholder will have an aggregate basis, for computing gain or loss, equal to the aggregate basis of the shares of such stock held by such shareholder immediately prior to the Split Effective Date. A shareholder's holding period for the shares of Common Stock to be issued will include the holding period for the shares of Common Stock held thereby immediately prior to the Split Effective Date provided that such shares of stock were held by the shareholder as capital assets on the Split Effective Date.

VOTE REQUIRED; BOARD RECOMMENDATION

Each holder of Common Stock is entitled to one vote per share held. The affirmative vote of holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote at the annual meeting is required for approval of Proposal Two. In the event that a quorum is not present or represented at the annual meeting, the shareholders entitled to vote at the annual meeting present, in person or by proxy, shall have the power to adjourn said meeting until a quorum shall be present or represented. Proxies solicited by the Board of Directors will be voted for approval of Proposal Two. A Shareholder voting through a proxy who abstains with respect to approval of Proposal Two shall be considered to have cast a negative vote with respect to Proposal Two.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL TWO.




PROPOSAL 3

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors recommended and the board has selected, subject to ratification by a majority vote of the shareholders in person or by proxy at the annual meeting, the firm of KPMG LLP to continue as our independent public accountant for the current fiscal year ending June 30, 2002. The Auditors served as the principal independent public accounting firm utilized by us during the year ended June 30, 2001. We anticipate that a representative of the Auditors will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of the Auditors will be afforded an opportunity to make a statement if the Auditors so desire.

KPMG LLP billed the Company $63,000 for professional services rendered for the annual audit and quarterly reviews of the Company's financial statements. KPMG LLP did not provide financial information system design or implementation services or any other services to the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFYING THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS.




                              SHAREHOLDER PROPOSALS

No shareholder proposals were received by Corgenix for inclusion in this year's proxy statement. If a shareholder wishes to present a proposal to be included in the proxy statement for the next Annual Meeting of Shareholders, the proposal must be submitted in writing and received by the Corporate Secretary of Corgenix at its corporate offices located at 12061 Tejon Street, Westminster, Colorado 80234, no later than September 1, 2002.



                             YOUR VOTE IS IMPORTANT

                          PLEASE SIGN, DATE AND RETURN
                                 YOUR PROXY CARD
                            IN THE ENVELOPE PROVIDED
                               AS SOON AS POSSIBLE